                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): June 30, 1999


                      OXBORO MEDICAL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                     000-18785                 41-1391803
----------------------------    ------------------------     ----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


      13828 Lincoln Street NE
        Ham Lake, Minnesota                                      55304
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (612) 755-9516

Item 1 -- Not Applicable.

Item 2. Acquisition or Disposition of Assets.

         Sale of Assets.

         On June 30, 1999, Oxboro Medical International, Inc. completed the sale of all of the outstanding shares of its wholly owned subsidiary, Oxboro Outdoors, Inc. The sale was effected pursuant to an Agreement for Purchase and Sale of Stock between Oxboro Medical and Messrs. John McGuire, Stephen Kaminski and Charles Kruse, unrelated private investors. Oxboro Medical sold the shares of Oxboro Outdoors at a purchase price of $650,000, which includes $385,000 in cash and $265,000 in the form of a six month, 9% promissory note. The total consideration paid for purchase of the shares of Oxboro Outdoors was negotiated after weighing various factors, including earnings, book value, trends and other customary valuation methods. The stock purchase agreement provided for adjustment of the promissory note in the event Oxboro Outdoors loses certain of its product licenses within 90 days after the date of execution of the promissory note. Oxboro Medical also agreed to noncompete provisions in the agreement, effective for a period of 5 years from the closing date of the transaction, and a lease agreement between the parties for lease of space currently occupied by Oxboro Medical.

Items 3 through 6 -- Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Unaudited Pro Forma Consolidated Financial Information.

                  Pro Forma Consolidated Balance Sheet
                  March 31, 1999 (unaudited).................................F-1

                  Pro Forma Consolidated Statement of Operations
                  for the Six Months Ended March 31, 1999 (unaudited)........F-2

                  Pro Forma Consolidated Statement of Operations
                  for the Year Ended September 30, 1998 (unaudited)..........F-3

         (c)      Exhibits.

                  Exhibit 2.1 Agreement for Purchase and Sale of Stock, effective as of June 30, 1999, by and among Oxboro Medical International, Inc. and John McGuire, Stephen Kaminski and Charles Kruse

                  Exhibit 2.2 Promissory Note dated June 30, 1999 of John McGuire, Stephen Kaminski and Charles Kruse to Oxboro Medical International, Inc.

                  Exhibit 99.1      The Company's Press Release dated June 24,
                                    1999

                  Exhibit 99.2      The Company's Press Release dated June 30,
                                    1999

Item 8 -- Not Applicable.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      OXBORO MEDICAL INTERNATIONAL, INC.




                                      By   /s/Matthew E. Bellin
                                         ---------------------------------------
                                      Its  President and Chief Executive Officer
                                          --------------------------------------

Dated: July 8, 1999

                       OXBORO MEDICAL INTERNATIONAL, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1999
                                   (unaudited)

                                                            Oxboro         Pro Forma           Oxboro
                                         Consolidated     Outdoors (1)    Adjustments          Medical
                                          -----------     -----------     -----------        -----------
ASSETS
CURRENT ASSETS:
Cash                                      $   167,500     $   (50,772)    $   385,000 (2)    $   501,728
Accounts receivable                           764,757         (74,611)           --              690,146
Inventories                                 1,020,519        (384,729)           --              635,790
Deferred income taxes                         103,000            --                              103,000
Notes receivable                                 --              --           140,000 (2)        140,000
Other current assets                          107,594            --                              107,594
                                          -----------     -----------     -----------        -----------

TOTAL CURRENT ASSETS                        2,163,370        (510,112)        525,000          2,178,258

PROPERTY AND EQUIPMENT, NET                 1,198,323        (155,407)           --            1,042,916

OTHER ASSETS
Investments - Cash surrender value
     of life insurance                        132,325            --              --              132,325
Other                                          97,492         (97,492)           --                 --
                                          -----------     -----------     -----------        -----------

                                          $ 3,591,510     $  (763,011)    $   525,000        $ 3,353,499
                                          ===========     ===========     ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Note payable to bank                      $   545,313     $      --       $      --          $   545,313
Current maturities of long-term debt            7,621            --              --                7,621
Accounts payable                              326,202         (98,298)           --              227,904
Accrued salaries, wages, payroll taxes        117,848         (16,544)           --              101,304
Other accrued expenses                        340,773            --              --              340,773
                                          -----------     -----------     -----------        -----------

TOTAL CURRENT LIABILITIES                   1,337,757        (114,842)           --            1,222,915
LONG-TERM DEBT                                374,476            --              --              374,476
DEFERRED INCOME TAXES                         103,000            --              --              103,000
SHAREHOLDERS' EQUITY:
Common stock                                   24,096            --              --               24,096
Additional paid-in capital                  1,493,707            --              --            1,493,707
Retained earnings                             477,780            --          (123,169)(3)        354,611
                                          -----------     -----------     -----------        -----------

                                            1,995,583            --          (123,169)         1,872,414
Stock subscription receivable                (219,306)           --              --             (219,306)
                                          -----------     -----------     -----------        -----------

TOTAL SHAREHOLDERS' EQUITY                  1,776,277            --          (123,169)         1,653,108
                                          -----------     -----------     -----------        -----------

                                          $ 3,591,510     $  (114,842)    $  (123,169)       $ 3,353,499
                                          ===========     ===========     ===========        ===========

(1) - Represents the assets and liabilities of Oxboro Outdoors at March 31, 1999 which are eliminated upon the sale of Outdoors.

(2) - Represents consideration of $385,000 cash and a $265,000 note receivable, net of a reserve of $125,000, received in connection with the sale of Outdoors.

(3) - Represents the loss on the sale of Outdoors as if the transaction took place on March 31, 1999.

                       OXBORO MEDICAL INTERNATIONAL, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Six Months Ended March 31, 1999
                                   (unaudited)

                                                  Oxboro         Pro Forma        Oxboro
                               Consolidated     Outdoors (1)    Adjustments       Medical
                                -----------     -----------     -----------     -----------
Net sales                       $ 2,608,139     $  (368,271)    $      --       $ 2,239,868
Cost of goods sold                1,939,893        (893,416)           --         1,046,477
                                -----------     -----------     -----------     -----------

Gross margin (loss)                 668,246         525,145            --         1,193,391

Selling, general and
     administrative expenses      1,731,728        (408,176)           --         1,323,552
                                -----------     -----------     -----------     -----------

Operating loss                   (1,063,482)        933,321            --          (130,161)

Interest expense                    (35,156)           --              --           (35,156)
Interest and other income            37,671            --            15,925 (2)      53,596
                                -----------     -----------     -----------     -----------

Loss before income taxes         (1,060,967)        933,321          15,925        (111,721)

Income tax benefit                     --              --              --              --
                                -----------     -----------     -----------     -----------

Net loss                        $(1,060,967)    $   933,321     $    15,925     $  (111,721)
                                ===========     ===========     ===========     ===========


Net loss per share
Basic                           $     (0.46)                                    $     (0.05)
                                ===========                                     ===========
Diluted                         $     (0.46)                                    $     (0.05)
                                ===========                                     ===========

Weighted average common
     and common equivalent
     shares outstanding
Basic                             2,299,353                                       2,299,353
                                ===========                                     ===========
Diluted                           2,299,353                                       2,299,353
                                ===========                                     ===========

(1) - Represents the operating results of Oxboro Outdoors for the six months ended March 31, 1999 which are eliminated upon the sale of Outdoors.

(2) - Represents assumed interest earned at a rate of 5% on cash received and at 9% on the note receivable upon the sale of Outdoors, as if the transaction took place on October 1, 1998.

                       OXBORO MEDICAL INTERNATIONAL, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended September 30, 1998
                                   (unaudited)

                                                  Oxboro         Pro Forma        Oxboro
                               Consolidated     Outdoors (1)    Adjustments       Medical
                                -----------     -----------     -----------     -----------
Net sales                       $ 5,002,489     $  (551,892)    $      --       $ 4,450,597
Cost of goods sold                2,623,271      (1,166,186)           --         1,457,085
                                -----------     -----------     -----------     -----------

Gross margin                      2,379,218         614,294            --         2,993,512

Selling, general and
     administrative expenses      3,801,497      (1,137,625)           --         2,663,872
                                -----------     -----------     -----------     -----------

Operating loss                   (1,422,279)      1,751,919            --           329,640

Interest expense                    (55,916)           --              --           (55,916)
Interest and other income            24,651         (11,244)         31,850 (2)      45,257
                                -----------     -----------     -----------     -----------

Loss before income taxes         (1,453,544)      1,740,675          31,850         318,981

Income tax benefit                     --              --              --              --
                                -----------     -----------     -----------     -----------

Net loss                        $(1,453,544)    $ 1,740,675     $    31,850     $   318,981
                                ===========     ===========     ===========     ===========


Net loss per share
Basic                           $     (0.52)                                    $      0.11
                                ===========                                     ===========
Diluted                         $     (0.52)                                    $      0.11
                                ===========                                     ===========

Weighted average common
     and common equivalent
     shares outstanding
Basic                             2,788,560                                       2,788,560
                                ===========                                     ===========
Diluted                           2,788,560                                       2,788,560
                                ===========                                     ===========

(1) - Represents the operating results of Oxboro Outdoors for the year ended September 30, 1998 which are eliminated upon the sale of Outdoors.

(2) - Represents assumed interest earned at a rate of 5% on cash received and at 9% on the note receivable upon the sale of Outdoors, as if the transaction took place on October 1, 1997.

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 2.1 Agreement for Purchase and Sale of Stock, effective as of June 30, 1999, by and among Oxboro Medical International, Inc. and John McGuire, Stephen Kaminski and Charles Kruse

Exhibit 2.2 Promissory Note dated June 30, 1999 of John McGuire, Stephen Kaminski and Charles Kruse to Oxboro Medical International, Inc.

Exhibit 99.1      The Company's Press Release dated June 24, 1999

Exhibit 99.2      The Company's Press Release dated June 30, 1999